Corbin Small-Cap Value Fund

November 20, 2000


Dear Shareholder:

This is the week of Thanksgiving, and, in reflecting upon this year, I realize that I and the Fund's shareholders have much to be thankful for. At this time, the nation has not concluded the presidential election, the economy appears to be slowing, the dot.coms have collapsed, last year's fascination with technology and telecommunications has evaporated, and now the press is starting to use the "V" word again. The "V" word (as in value) has not been much of a force on Wall Street over the past few years, as investors focused their attention on the vapors that were passing as businesses on Wall Street. While these are things that were addressed in last year's annual report, they bear mentioning as a matter of history, as well as evidence of how fast people's attitudes change these days. It certainly seems that the pendulum has begun a multi-year swing back toward the kinds of companies and sectors that we customarily invest in for the Fund.

The overall level of investor frustration is high. Investors who had a belief in true economic value have been frustrated the last several years, while the growth crowd have seen their portfolio values massacred over the last six months. Bonds have produced a low total return, and international stocks have been mediocre performers. What is the next big thing, and when will it come to pass? I believe that the answers lie right in your hands, for a number of reasons. While clearly I am a biased source of information, allow me to make the case as strongly as possible for small-cap value.

In the slower growth environment that we are entering, companies are going to look for ways to grow their businesses, and one of the major opportunities is through mergers/acquisitions. In the last few years, the bulk of these acquisitions/mergers have centered on large business combinations that have involved stock swaps. Due to the flagging price of most companies' stocks, this is no longer an option. Many of these companies are also in a position in which they cannot afford earnings dilution or cash flow problems. Therefore, the acquisitions made must be cheap, profitable companies that can be easily acquired for cash or financed by lending syndicates. The Fund has experienced this activity several times in the last few months. Firms like Republic Group and Taco Cabana are examples of this principle in action.

In addition, solidly profitable companies have reduced risk in a sluggish market environment because they can pay down debt, repurchase shares, or take advantage of other opportunities not available to the more leveraged/less profitable firms. Currently, over one-third of our portfolio companies are repurchasing their own shares in the marketplace, in some cases in large quantities. This means that current shareholders will get a larger percentage of future earnings, eventually leading to a higher stock price. Stock prices follow profits in the long term.

Coming out of an economic slowdown is when small-cap value stocks shine, because, in a profit-filled environment with a growing business sector, smaller companies can usually grow at a much faster pace than larger companies. This fact, coupled with attractive valuations, leads investors to bid up the prices of such companies. This in turn attracts more investors and causes prices to move higher. This is the scenario I envision for small-cap value stocks.

In last year's report, I talked about "the giant sucking sound" that had removed money from all sectors of the marketplace to go into technology and the hyper-growth stocks of the day. That has come to an end, and investors will feel the consequences of those decisions for years to come. Small-cap value is not the "New New Thing," it is the same thing that it has been over the years: the best asset class to be in for maximizing return, while minimizing risk, over the long term. I said in one report a few years ago that what we do here will not be measured over quarters, but over years. While our first calendar year (1998) was a disaster for small-cap value investors in general, and our Fund in particular, in the 1999 calendar year this was one of the best small-cap value funds in the country. For the 12-month period ending December 31, 1999, Morningstar ranked it 21st out of 235 funds in that category. I am going to continue to work as hard as possible to insure the success of this venture for a number of reasons, chief among them being that my name is on this Fund, my liquid net worth is primarily invested in this Fund, and most members of my family have holdings in it. In addition, I know many of the Fund's shareholders and do not wish to let them down. I feel that great days are ahead, and I look forward to enjoying them together.


PERFORMANCE REVIEW

For the six-month period ended October 31st, your Fund returned -10.57%, versus the Russell 2000 Index at -1.11% and the S&P 600 Small-Cap Index at 6.83%. For the year, the Corbin Small-Cap Value Fund returned 5.33%, and the Russell 2000 and S&P 600 Small-Cap were at 17.41% and 20.18%, respectively.

Returns for the Year Ended October 31, 2000

------------------------------------------------------------------------------
      Fund/Index             1 Year           Average Annual Total Return
                                                     Since Inception
                                                      June 30, 1997
------------------------- -----------  ----------------------------------------
Corbin Small-Cap Fund            5.33%                     -7.98%
S&P 600                         20.18%                     10.02%
Russell 2000                    17.41%                       8.11%
-------------------------------------------------------------------------------

                            Corbin         S&P 600        Russell 2000
                   ----------------------------------------------------
           6/30/97           10,000         10,000          10,000
           7/31/97           10,310         10,629          10,465
          10/31/97           11,030         11,116          10,984
           1/31/98           10,577         11,037          10,928
           4/30/98           11,173         12,577          12,288
           7/31/98            9,597         11,031          10,708
          10/31/98            7,051          9,887           9,683
           1/31/99            6,593         10,969          10,965
           4/30/99            7,126         10,777          11,151
           7/31/99            7,882         11,564          11,501
          10/31/99            7,189         11,075          11,123
           1/31/00            8,255         12,098          12,910
           4/28/00            8,468         12,978          13,205
           7/31/00            7,573         13,011          13,085
          10/31/00            7,573         13,864          13,059



The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 600 Index and the Russell 2000 Index on June 30, 1997 (the inception of the Fund) and held through October 31, 2000. The S&P 600 Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices and reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

I dislike using these comparison periods, because they are not the way I that I view performance. When I judge performance, I usually look at calendar quarters and years. During the period December 31, 1998, through December 31, 1999, the Fund's return was 26.50%, the Russell 2000 was 21.35%, and the S&P 600 Small-Cap was 12.10%. And for the period January 1, 2000 to October 31, 2000, the Fund's return was -11.35%, the Russell 2000 was -0.47%, and the S&P 600 Small-Cap was 11.11%.

The Fund's performance would probably have been spectacular this year if it had not been for one decision: not selling Titan Corporation in the month of March. Titan had been purchased by the Fund at between $5 and $6 per share in 1998, and in March of 2000 it briefly touched $60 per share. Since that time, it has retreated to about $20 per share. While we did sell some on the way down, the sales prices did not approach the stock's price in March. We have since repurchased that position and have added to it. In the short term, the stock did not help performance. In the long term, I believe that this could be one of the most profitable stocks of our time.

FIVE STOCKS TO WATCH

I would like to highlight a few of the Fund's holdings that we believe will be particularly interesting over the next year. These are:

Titan Corporation - The company is primarily in the defense business, but has three rapid-growth subsidiaries that are outgrowths of its primary business. The first, Cayenta.com, is an information technology company. The second, Surebeam, is in the food-sterilization business. The third, Titan Technologies, is in the mobile-telecom business. We believe that at least one of these fast-growth subsidiaries will be brought public in 2001, unlocking value. The defense business should continue its steady growth, making acquisitions and building value in a consolidating industry.

Successories, Inc. - The company is a leader in the motivational and people-recognition business. Currently, it has just finished the process of cleaning up its balance sheet through a rights offering. Jack Miller, the well-known Chicago catalog entrepreneur, has used the offering to increase his stake in the company to 27% and serves as the company's chairman of the board. The company has high-margin products and an improving financial position, which, when coupled with sales growth, could yield spectacular profitability.

Lancer Corporation- The company provides soft-drink dispensing equipment and valve systems worldwide. Lancer's products are primarily used to dispense Coca-Cola, one of the best-known brand names in the world.

Duckwall-Alco Stores Inc. - Duckwall operates general merchandise stores in Midwestern and Southwestern towns with under 20,000 residents. The company is currently trading at a very cheap valuation, is repurchasing shares, and is looking for other ways to enhance shareholder value.

VTEL Corporation- VTEL is one of the largest players in the area of digital video communications. The company is moving from a hardware-based platform to software-based products. It is looking forward to quick revenue growth as it attempts to build a large service business based on providing the expertise to build and enable video over private networks.

CONCLUSION

In my opinion, the time is rapidly approaching when the Fund's investors will be rewarded for their patience. We have stayed the course, have remained faithful to our discipline, and have been diligent in our research.

If you ever have any questions or comments about the Fund, please let me know. I am willing to do what it takes to make this a successful experience for all shareholders. If you would like to reach me, please e-mail me at dcorbin@corbincom.com, call me, or send a letter to our office in Fort Worth.

As always, I thank you for your faith in our efforts. We are working hard to make your investment profitable, and we appreciate your support over the last year.

Sincerely,


David A. Corbin, CFA
President & Chief
Investment Officer

Corbin Small-Cap Value Fund
Schedule of Investments - October 31, 2000


Common Stocks - 91.2%                                              Shares            Value

Basic Industry - 8.9%
Chemicals - 4.8%
Schulman A. , Inc.                                                  5,000           $  54,687
International Flavors & Fragrance, Inc.                             5,000              83,750
                                                                                    ----------------
                                                                                      138,437
                                                                                     ----------------
Steel - 4.1%
Quanex Corp.                                                        6,000              118,875
                                                                                     ----------------
 TOTAL BASIC INDUSTRIES                                                                257,312
                                                                                     ----------------
Durables - 13.8%
Autos & Trucks - 3.0%
Rush Enterprises, Inc. (a)                                          9,700               47,894
Wabash National Corp.                                               4,715               37,720
                                                                                     ----------------
                                                                                        85,614
                                                                                     ----------------
Electrical Equipment - 4.1%
Hubbell, Inc. - Class B                                             5,000              119,687
                                                                                     ----------------
Machinery - 6.7%
Lancer Corp. (a)                                                   28,000              175,000
Perceptron, Inc. (a)                                                7,200               19,238
                                                                                     ----------------
                                                                                       194,238
                                                                                     ----------------
    TOTAL DURABLES                                                                     399,539
                                                                                     ----------------
Energy - 3.3%
Offshore Construction - 3.3%
Unifab International, Inc. (a)                                    10,000                96,250
                                                                                     ----------------
Financials - 3.9%
Banks - 1.9%
First Financial Bankshares, Inc.                                   1,800                55,350
                                                                                     ----------------
Specialty Finance - 2.0%
Delta Financial Corp. (a)                                         20,000                10,000
Onyx Acceptance Corp. (a)                                         13,000                46,313
                                                                                     ----------------
                                                                                        56,313
                                                                                     ----------------
  TOTAL FINANCE                                                                        111,663
                                                                                     ----------------
Housing & Construction - 1.0%
Fabricated  - 1.0%
NCI Building Systems, Inc. (a)                                    1,800                 28,013
                                                                                     ----------------

Corbin Small-Cap Value Fund
Schedule of Investments - October 31, 2000

Common Stocks - continued                                        Shares                 Value

Media & Leisure  - 18.3%

Publishing - 3.0%
Thomas Nelson Publishers, Inc.                                   13,000            $   86,937
                                                                                     ----------------
Restaurants - 13.0%
BUCA, Inc. (a)                                                    7,000               109,375
Lone Star Steakhouse & Saloon, Inc.                              10,000                84,375
Pizza Inn, Inc.                                                  31,000                93,000
Taco Cabana, Inc. - Class A (a)                                  10,300                86,585
                                                                                     ----------------
                                                                                      373,335
                                                                                     ----------------
Television - 2.3%
Hispanic Television Network (a)                                  20,000                67,500
                                                                                     ----------------
   TOTAL MEDIA & LEISURE                                                              527,772
                                                                                     ----------------
Non-Durables - 5.8%

Beverages - 3.0%
Liqui - Box Corp.                                                2,400                 85,950
                                                                                     ----------------
Family Services - 2.8%
Koala Corp. (a)                                                  8,000                 80,000
                                                                                     ----------------
    TOTAL NON-DURABLES                                                                 165,950
                                                                                     ----------------
Retail & Wholesale - 11.3%
General Merchandise - 3.5%
Duckwall - Alco Stores, Inc. (a)                                13,000                100,750
                                                                                     ----------------
Grocery Stores - 3.4%
Ingles Markets, Inc. - Class A                                  10,000                 98,750
                                                                                     ----------------
Specialty Stores - 4.4%
Successories, Inc. (a)                                          75,000                126,562
                                                                                     ----------------
   TOTAL RETAIL & WHOLESALE                                                           326,062
                                                                                     ----------------
Corbin Small-Cap Value Fund
Schedule of Investments - October 31, 2000

Common Stocks - continued                                    Shares                       Value

Technology - 24.9%

Consulting Services - 12.7%
Nextera Enterprises, Inc. (a)                                 47,300                   $ 76,863
VTEL Corp. (a)                                               154,600                    289,875
                                                                                     ----------------
                                                                                        366,738
                                                                                     ----------------
Electronic Defense - 12.2%
Herley Industries, Inc. (a)                                   5,500                      112,062
Titan Corp. (a)                                              18,000                      240,750
                                                                                     ----------------
                                                                                         352,812
                                                                                     ----------------
    TOTAL TECHNOLOGY                                                                     719,550
                                                                                     ----------------
COMMON STOCKS (Cost $3,254,360)                                                        2,632,111
                                                                                     ----------------

                                                            Principal
                                                             Amount                       Value
Money Market Securities - 12.5%
Firstar Treasury Fund, 5.55% (b) (Cost $361,371)            361,371                     $ 361,371
                                                                                     ----------------

TOTAL INVESTMENTS - 103.7% (Cost $3,615,731)                                             2,993,482
                                                                                     ----------------

Other assets less liabilities - (3.7)%                                                    (105,884)
                                                                                     ----------------

Total Net Assets - 100.0%                                                              $ 2,887,598
                                                                                     ================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October
31, 2000.

See accompanying  notes which are an integral part of the financial statements.

Corbin Small-Cap Value Fund                                                        October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $3,615,731)                                    $ 2,993,482
Cash                                                                                         12,144
Receivable for fund shares sold                                                               1,475
Interest receivable                                                                           1,721
Dividends receivable                                                                            675
                                                                                 -------------------
   Total assets                                                                           3,009,497

Liabilities
Accrued investment advisory fee                                        $ 2,873
Payable for securities purchased                                       107,995
Payable for fund shares redeemed                                        11,031
                                                             ------------------
     Total liabilities                                                                      121,899
                                                                                 -------------------
Net Assets                                                                              $ 2,887,598
                                                                                 ===================

Net Assets consist of:
Paid - in capital                                                                       $ 3,880,260
Accumulated undistributed net investment income                                               4,908
Accumulated net realized loss on investments                                               (375,321)
Net unrealized depreciation on investments                                                 (622,249)
                                                                                 -------------------
Net Assets, for 406,045 shares                                                          $ 2,887,598
                                                                                 ===================

Net Asset Value
Net Assets
Offering price and redemption price per share  ($2,887,598/406,045)                          $ 7.11
                                                                                 ===================


See accompanying notes which are an integral part of the financial statements.

Corbin Small-Cap Value Fund
Statement of Operations for the year ended October 31, 2000



Investment Income
Dividend income                                                                                          $ 29,343
Interest income                                                                                            10,432
                                                                                                   ---------------
Total Income                                                                                               39,775


Expenses
Investment advisory fee                                                                 $ 33,423
Trustees' fees                                                                             3,064
                                                                                  ---------------
Total expenses before reimbursement                                                       36,487
Reimbursed expenses                                                                       (3,064)
                                                                                  ---------------
Total operating expenses                                                                                   33,423
                                                                                                   ---------------
Net Investment Income                                                                                       6,352
                                                                                                   ---------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                               477,022
Change in net unrealized depreciation
   on investment securities                                                             (395,107)
                                                                                  ---------------
Net realized & unrealized gain on investment securities                                                    81,915
                                                                                                   ---------------
Net increase in net assets resulting from operations                                                     $ 88,267
                                                                                                   ===============

See accompanying notes which are an integral part of the financial statements.

Corbin Small-Cap Value Fund
Statement of Changes in Net Assets

                                                                                       Year                    Year
                                                                                      ended                   ended
                                                                                   October 31,             October 31,
                                                                                       2000                    1999
                                                                                -------------------     -------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                                             $ 6,352                $ (4,598)
  Net realized gain (loss) on investment securities                                        477,022                (300,255)
  Change in net unrealized appreciation (depreciation)                                    (395,107)                327,949
                                                                                -------------------     -------------------
  Net increase in net assets resulting from operations                                      88,267                  23,096
                                                                                -------------------     -------------------
Distributions to shareholders
  From net investment income                                                                     0                       0
  From net realized gain                                                                         0                       0
                                                                                -------------------     -------------------
  Total distributions                                                                            0                       0
                                                                                -------------------     -------------------
Share Transactions
  Net proceeds from sale of shares                                                       1,151,984                 747,375
  Shares issued in reinvestment of dividends                                                     0                       0
  Shares redeemed                                                                         (646,942)               (765,186)
                                                                                -------------------     -------------------
Net increase(decrease) in net assets resulting
  from share transactions                                                                  505,042                 (17,811)
                                                                                -------------------     -------------------
  Total increase in net assets                                                             593,309                   5,285

Net Assets
  Beginning of period                                                                    2,294,289               2,289,004
                                                                                -------------------     -------------------
  End of period [including accumulated net investment
    income (loss) of $4,908 and $(1,444), respectively]                                $ 2,887,598             $ 2,294,289
                                                                                ===================     ===================

See accompanying notes which are an integral part of the financial statements.

Corbin Small-Cap Value Fund
Financial Highlights


                                                      Year                Year             Year                Period
                                                      Ended               ended            ended                ended
                                                  October 31,         October 31,       October 31,          October 31,
                                                      2000                1999             1998               1997 (a)
                                                -----------------   -----------------  -----------------    -----------------
Selected Per Share Data
Net asset value, beginning of period                  $ 6.75              $ 6.62          $ 11.03              $ 10.00
                                                -----------------   -----------------  -----------------    -----------------
   Income from investment operations:
   Net investment income (loss)                         0.02               (0.01)            (0.01)                0.00
   Net realized and unrealized gain (loss)              0.34                0.14             (3.76)                1.03
                                                -----------------    -----------------  -----------------   ----------------

Total from investment operations                        0.36                0.13             (3.77)                1.03
                                                 -----------------   -----------------   -----------------  -----------------
Less Distributions
  From net investment income                            0.00                0.00              (0.01)                0.00
  From net realized gain                                0.00                0.00              (0.63)                0.00
                                                 -----------------    -----------------  -----------------   ----------------
Total distributions                                      0.00                0.00             (0.64)                0.00
                                                  -----------------   -----------------    -----------------  -----------------
Net asset value, end of period                         $ 7.11              $ 6.75             $ 6.62              $ 11.03
                                                  =================   =================    =================  =================

Total Return                                             5.33%                1.96%           (36.07)%             10.30% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                        $ 2,888              $ 2,294           $ 2,289              $ 1,334
Ratio of expenses to average net assets                   1.25%                1.25%             1.25%                1.23% (c)
Ratio of expenses to average net assets
    before reimbursement                                  1.36%                1.31%             1.30%                1.23% (c)
Ratio of net investment income to
    average net assets                                    0.24%              (0.20)%           (0.15)%                0.00%
Ratio of net investment income to
    average net assets before reimbursement               0.12%              (0.26)%           (0.20)%                0.00%
Portfolio turnover rate                                  94.69%               65.66%            86.42%               20.41% (c)

(a) June 30, 1997 (commencement of operations) to October 31, 1997
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

See accompanying notes which are an integral part of the financial statements.

PAGE>

                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                                October 31, 2000


NOTE 1. ORGANIZATION

The Corbin Small-Cap Value Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust") on June 10, 1997, and commenced operations on June 30, 1997. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to provide long-term capital appreciation to its shareholders. The Declaration of Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. Loss carryforwards total $375,321 as of October 31, 2000: $300,255 expiring in 2007, and $75,066 expiring in 2006.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                          Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Corbin & Company (the "Advisor") to manage the Fund's investments. David A. Corbin, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest and, fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the year ended October 31, 2000, the Advisor received a fee of $33,423 from the Fund. The Advisor has contractually agreed to reimburse other expenses to maintain total fund operating expenses at the rate of 1.25% of net assets through March 1, 2001. For the year ended October 31, 2000, the Advisor reimbursed expenses of $3,064. There is no assurance that such contractual agreement will continue in the future.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. ("Unified"), both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, Ameriprime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

     The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. ( the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of Trust.


                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued


NOTE 4. SHARE TRANSACTIONS

As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid-in capital at October 31, 2000 was $3,880,260.

     Transactions in shares were as follows:

                          Year ended                     Year ended
                       October 31, 2000               October 31, 1999
                     Shares           Dollars       Shares           Dollars

Shares sold          151,045       $1,151,984       114,423         $747,375
Shares issued in
reinvestment of
dividends                  0                0             0                0
Shares redeemed      (85,113)        (646,942)     (120,150)        (765,186)
                    ---------        ----------   ------------      ---------
                      65,932        $ 505,042        (5,727)        $(17,811)
                    =========        ==========   ============      ==========


NOTE 5. INVESTMENTS

For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $2,708,903 and $2,344,641, respectively. The gross unrealized appreciation for all securities totaled $138,984, and the gross unrealized depreciation for all securities totaled $761,233, for a net unrealized depreciation of $622,249. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $3,615,731.


NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Charles Schwab & Co., for the benefit of its customers, beneficially owned over 41% of the Fund.

INDEPENDENT AUDITOR'S REPORT


To The Shareholders and Board of Trustees
Corbin Small-Cap Value Fund

We have audited the accompanying statement of assets and liabilities of the Corbin Small-Cap Value Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period of June 30, 1997 (commencement of operation) through October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corbin Small-Cap Value Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period of June 30, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

Fountainhead Kaleidoscope Fund Annual Report

October 31, 2000 marked the end of Fountainhead Kaleidoscope's first fiscal year. We are proud to announce that it was a successful one as the Fund handily outperformed all of its comparable benchmarks. Kaleidoscope returned 44.9% for the one-year period ended 10/31/00, while the Russell 2000 Index returned 17.4% and the S&P 500 Index returned 6.1% over the same period.

Returns for the Year Ended October 31, 2000

---------------------------------------- ----------------------------------
Fund/Index                               Total Return
                                         Since Inception
                                         November 1, 1999
---------------------------------------- ----------------------------------
Fountainhead Kaleidoscope Fund           44.9%
---------------------------------------- ----------------------------------
S&P 500 Index                             6.1%
Russell 2000 Index                       17.4%
---------------------------------------- ----------------------------------

        Fountainhead Kaleidoscope      Russell 2000         S&P 500
            Fund - $14,490           Index - $11,742    Index - $10,608
              $10,000                     $10,000          $10,000
11/99         $12,600                     $10,598          $10,203
12/99         $13,800                     $11,798          $10,804
1/00          $12,820                     $11,609          $10,261
2/00          $12,860                     $13,525          $10,067
3/00          $13,600                     $12,634          $11,051
4/00          $13,470                     $11,873          $10,719
5/00          $13,280                     $11,181          $10,499
6/00          $14,570                     $12,156          $10,758
7/00          $14,280                     $11,765          $10,590
8/00          $14,970                     $12,663          $11,247
9/00          $14,470                     $12,291          $10,653
10/00         $14,490                     $11,742          $10,608

The Chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index, and the S&P 500 Index on November 1, 1999 (the inception of the Fund) and held through October 31, 2000. The Russell 2000 Index and S&P 500 Index are widely recognized, unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices and the reinvestment of dividends; they are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

During the Fund's first fiscal year, the market environment was very favorable from November 1999 through early spring 2000. In March 2000, the financial markets took a turn for the worse and have traded in a volatile and generally downward trend. Despite a less-than-favorable environment, we were able to successfully uncover some diamonds in the rough, whose values were eventually recognized by the market. ReliaStar Financial, VoiceStream Wireless and Dura Pharmaceuticals all entered into agreements to be acquired during the year, appreciating 99%, 6%, and 184%, respectively. In addition to these stocks, the Fund was helped by our healthcare holdings (AmeriSource Health +268% for the year end 10/31/00, St. Jude Medical +106%, Watson Pharmaceuticals +85%, Beckman Coulter +47%, and King Pharmaceuticals +40%), our financial issues (ACE Limited 133%, Countrywide Credit +52%, and LaBranche +31%), select media/broadcasting stocks (Gemstar International Group +74% and Meredith Corp. +40%), a couple of food/soft drink companies (Pepsi Bottling Group +55% and Wild Oats Markets +37%), and some special situations (Equifax +69%, Charter Communications +49%, and Broadwing +36%).

The Fund's results were hampered, on the other hand, by some of our telecommunications holdings (Viatel, Intermedia Communications, and Flag Telecom) and by several of our cable/media positions (PrimaCom AG, Granite Broadcasting, and Adelphia Communications).

Going forward, we believe that the macro environment may continue to be difficult over the intermediate-term, as the economy slows and the credit markets continue to be constrained. However, the longer-term picture appears to be an optimistic one. Although painful to many, the recent pullback in share prices has been positive for several reasons, but two in particular. First, much of the speculative froth has been flushed out of the stock market as Internet-related start-ups with no credible business plans have been decimated. In addition, many so-called "safe", quality high P/E growth stocks such as Nortel (-55% from its 52-week high), Home Depot (-44%), Circuit City (-80%), and Intel (-47%), Cisco (-36%), Oracle (-41%), Microsoft (-43%), Dell (-58%), and
Lucent (-70%), descended to earth as their valuation levels began to compress and as investors began reevaluating the multiples they wanted to pay for these former large-cap growth darlings.

The positive implication of these developments is that as capital does flow back into the equity markets, it should go to viable, "real" companies, which have valuations that are more realistic.
-------------------------
* Unlike a traditional value manager who buys solely low P/E, low price/book, low price/sales, or low price/cash flow stocks; the Fund may own some stocks which have traditionally been classified as growth stocks. The Advisor utilizes a broader definition of value, which includes purchasing stocks, which are trading at either a discount to their five-year projected growth rate, or at a discount to their private-market value. The fund's Advisor looks favorably at purchasing stocks of companies, which are growing their earnings, it is just sensitive to the price it will pay for that growth. In the Advisor's opinion, this approach allows for more flexibility and provides the opportunity for the Advisor to take advantage of more opportunities in the market.

This, in turn, should lead to a more rational and healthy market. In addition, this should have positive economic implications, as capital should be allocated to more productive and efficient areas of the economy, which have true viability, not those companies which receive major inflows of money only to cease to exist after 18 to 24 months.

Most investors have heard the phrase "reversion to the mean." This terminology, used constantly in recent years, contrasts the high double-digit returns that have been generated over the last few years as evidenced by the major cap-weighted equity indices, such as the S&P 500 or the Dow Jones Industrial Average, with historical norms. However, rather than being just a theoretical issue, it now appears likely that the major indices may be returning to their long-term average returns of 10% to 12%, and that the days of "easy money" may well be gone. With that said, the implications of this possibility are not all that negative, as the last several quarters bear striking similarities to the 1972 through 1974 period when the broader market declined substantially in 1972 and 1973, but the major indices did not reflect the anguish until 1973 and 1974, after the Nifty Fifty finally broke down. As was the case during that prior time period, the broader market in recent times started its decline in the spring of 1998 and continued through 1999; despite the pain felt by the majority of market participants, the S&P 500 and NASDAQ Composite all posted high double-digit returns during that time frame. Although higher returns were posted by the major averages, they were not reflective of a healthy market. If a handful of the largest tech stocks (which because of their large market caps, have returns which impact the indices by a larger degree than the smaller counterparts--often distorting returns), the indices would have been in a negative territory. This skewed result essentially masked the difficulties borne by approximately 80% to 90% of stock prices during 1998 and the first part of 1999. Just as in the 1973
- 1974 period, the major indices turned into negative territory this year, although many industry groups of the broader market (such as healthcare, financials, and energy) were generally rising. Although it is unlikely that the downturn will be as severe or as long lasting as the early `70s, the similarities of the timing are interesting. In addition, indeed, we may be closer to the proverbial light at the end of the tunnel.

Going forward, there are several reasons why the worst may actually be behind us and the equity markets should begin to stabilize and produce modest positive results over the next year or so. During the months of September and October, many mutual funds were heavy sellers as they took losses to offset capital gains realized earlier in the year. During this same period, and continuing into the end of the calendar year, there have been both heavy selling by individuals taking losses and involuntary investor selling in the form of margin calls. Historically when investors have been forced to sell their holdings regardless of the attractiveness of the stocks in their portfolio, it always seems to be the final impetus behind the formation of an important market bottom. In addition, while the economy is certainly slowing, per the Federal Reserve's desires and orchestration, it is worth noting that it is from a very fast pace. The potential still exists for the economy to continue to grow, but at a slower and much healthier pace. Projections for earnings growth for 2001 for the overall market vary widely. Many economists forecast earnings to grow in the 3.0% to 10.5% range, a much slower pace from 1999 and early 2000. As a comparison, earnings have grown at an average rate of 7.5% since World War II and at an average rate of 8.1% during the 1990s. Pardon the old adage, but it is important to realize that things are different today, in that the recent breakthroughs in technology have been revolutionary and have changed the way companies do business. Today we are significantly more efficient than we were even a decade ago. These breakthroughs should help keep inflation low and allow for the potential for a profitable landscape for those companies that take advantage of the opportunities provided. For those that resist change or are slow to adapt, they will fall to the wayside much quicker than they would have in past years. As with all periods of revolutionary change marked by substantial technological breakthroughs, a price is paid on the journey to better times, as with this excitement come pockets of "growing pains" where shakeouts occur in both the fixed-income and equity markets. It appears that we have been in one of those periods since March 2000.

A perfect illustration of this point has been the developments, concerns, and negative equity returns generated by the telecommunications industry during 2000, an industry in which the Fund does have exposure. Telecommunications has been an exciting area over the last few years. It has been one marked by consolidation, explosion in growth, and very favorable equity returns through the better part of the first quarter of 2000. Similar to many areas in which Wall Street is involved, the excitement for the industry turned euphoric and many companies with less-than-stellar track records and flawed business plans (such as ICG Telecommunications, RSL Communications, and GST Telecommunications, all now bankrupt or on the verge of bankruptcy) received funding from the capital markets; a huge quantity of secondary offerings took place, further pulling money into the group; IPOs for third-, fourth-, and fifth-tier players occurred; and many telecommunications sector funds were spawned. The downside? These events marked the end of the extreme optimism for the group and turned telecom stocks into a tailspin as market participants watched as their share prices fell precipitously. The majority of the huge amounts of money plowed into the industry by fund/portfolio managers, investors, and shareholders sits at a loss. As a result, tax loss selling was heavy in September and October and will probably remain that way through the end of the year, further pressuring share prices.

Although concerns have been raised about some fundamental issues such as too much capacity being laid in the ground in fiber optics, a lack of spectrum in the wireless industry, and a lack of funding, the basic arguments for huge growth and much potential still exists for those telecom players that are well-positioned, prepared, and are adequately funded. Several unique niche companies such as Western Wireless, Broadwing, Telephone & Data Systems, Dobson Communications, and Nextel Partners, should emerge as much stronger entities after this painful period plays out, as many are able to pick off weaker operators with strong or complementary assets at very favorable and sometimes even cheap prices. Despite the downturn in share prices for many of our telecom holdings, in some cases their fundamentals have actually improved since the start of the year and their intrinsic value has risen. For example, Nextel Partners, Dobson Communications, and Western Wireless all possess assets which are scarce and becoming increasingly valuable. That asset is spectrum and it is an asset that most of the larger wireless communications companies must acquire in order to compete and to survive. Society's needs for telecommunication services has not diminished or declined. Personal cellular use is on the rise. Devices such as Palm Pilots, wireless handsets, and other personal communication devices have quickly moved from voice to data transmission. In addition, demand for DSLs and Internet access is still high. The long-term outlook is very bright as these tools become part of the mainstream of our society and other technological aids become embraced. While we are certainly going through a painful, but unfortunately necessary weeding out period, we believe we are nearer to a positive resolution and that the inherent value in our holdings will eventually be unlocked and realized by the market.

Finally, another reason for optimism over the intermediate-term lies in our outlook for monetary policy. Although the labor market remains tight, most inflationary measures remain well behaved. In addition, developments around the world could hold promise on the inflationary front for the United States. Competition from Europe, which is hungry to grow but facing slow growth at home, may become more intense in many areas. Even where the U.S. may have a quality advantage, lower prices for similar quality goods may put downward pressure on prices. Moreover, for U.S. inflation, this is good news. If these trends were to continue, the Fed should have room to lower rates in early- to mid-2001, an event which would be well-received by both the equity and fixed-income markets.

With this said, there are some dark clouds on the horizon in the form of a negatively charged U.S. political environment, high oil and gas prices, continued violence and an unclear future in the Middle East, tight labor markets, and the risk of the U.S. economy slowing too quickly and by too much. We believe that in this type of environment, individual stock selection will continue to be extremely important. Returns will probably be more difficult to generate as has been the case in many past years, but we do see many attractive individual opportunities out there and will continue to try and exploit them for the benefit of our shareholders.

In addition, we are pleased to report a significant milestone has been achieved for the Fund. Shortly, Fountainhead Kaleidoscope Fund will be assigned a ticker symbol. The new ticker symbol will be KALEX. This milestone is significant for our shareholders, as it will become easier to get information on the Fund. As always, information is available on our website at www.kingadvisors.com. The Fund's NAV is updated and posted daily. In addition, the Fund's top 5 holdings, top 5 industry weightings, asset level, and total returns are updated on a quarterly basis. The prospectus and shareholder reports are also available for viewing.

Thank you for your support of Fountainhead Kaleidoscope Fund during our first fiscal year.

Sincerely,


Roger E. King
Chairman and President

Fountainhead Kaleidoscope Fund
Schedule of Investments - October 31, 2000


Common Stocks - 98.4%                                  Shares                       Value

Biological Products (No Diagnostic Substances) - 3.2%
BioChem Pharma, Inc. (a)                                  3,500                        $ 86,625
                                                                                ----------------
Bottled & Canned Soft Drinks & Carbonated Waters - 2.9%
Whitman Corp.                                             6,000                          78,000
                                                                                -----------------
Cable & Other Pay Television Services - 14.7%
Adelphia Communications Corp. - Class A (a)               2,450                          81,309
Charter Communications, Inc. (a)                          6,000                         117,000
PrimaCom AG  (a) (c)                                     12,900                         122,550
UnitedGlobalCom, Inc. (a)                                 2,500                          79,531
                                                                                -----------------
                                                                                        400,390
                                                                                -----------------
Calculating & Accounting Machines (No Electronic Computers) - 2.9%
Diebold, Inc.                                             3,000                          78,000
                                                                                -----------------
Commercial Banks & Trusts - 3.8%
Golden State Bancorp, Inc.                                4,000                         104,500
                                                                                -----------------
Electromedical & Electrotherapeutic Apparatus - 4.6%
St. Jude Medical, Inc. (a)                                2,300                         126,500
                                                                                -----------------
Miscellaneous Chemical Products - 3.1%
Great Lakes Chemical Corp.                                2,500                          83,438
                                                                                -----------------
Mortgage Bankers & Loan Correspondents - 1.5%
Countrywide Credit Industries, Inc.                       1,100                          41,181
                                                                                -----------------
Natural Gas Transmission & Distribution - 2.5%
Southwest Gas Corp.                                       3,300                          68,887
                                                                                -----------------
Office Machines - 2.6%
Bell & Howell Co. (a)                                     3,800                          72,200
                                                                                -----------------
Periodicals: Publishing, or Publishing & Printing - 3.1%
Meredith Corp.                                            2,700                          85,725
                                                                                -----------------
Fountainhead Kaleidoscope Fund
Schedule of Investments - October 31, 2000  - continued


Common Stocks - continued                              Shares                       Value

Pharmaceutical Preparations - 12.2%
Dura Pharmaceuticals, Inc. (a)                            4,500                       $ 154,969
King Pharmaceuticals, Inc. (a)                            3,000                         134,438
Watson Pharmaceuticals, Inc. (a)                            700                          43,794
                                                                                -----------------
                                                                                        333,201
                                                                                -----------------
Radio Broadcasting Stations - 2.8%
Paxson Communications Corp. - Class A (a)                 6,600                          75,075
                                                                                -----------------
Radio Telephone Communications - 11.9%
Dobson Communications Corp. (a)                          12,000                         156,000
Nextel Partners, Inc. (a)                                 3,800                          93,100
Western Wireless Corp. - Class A (a)                      1,600                          76,000
                                                                                -----------------
                                                                                        325,100
                                                                                -----------------
Security Brokers, Dealers & Flotation Companies - 6.7%
LaBranche & Co, Inc. (a)                                  4,600                         182,275
                                                                                -----------------
Services - Advertising - 3.2%
Ackerley Group, Inc.                                      8,400                          87,150
                                                                                -----------------
Services - Auto Rental & Leasing (No Drivers) - 2.7%
Dollar Thrifty Automotive Group, Inc. (a)                 4,800                          73,800
                                                                                -----------------
Services - Consumer Credit Reporting, Collection Agencies - 1.6%
Equifax, Inc.                                             1,300                          44,850
                                                                                -----------------
Surgical & Medical Instruments & Apparatus - 2.6%
Boston Scientific Corp. (a)                               4,500                          71,719
                                                                                -----------------
Telephone Communications (No Radio Telephone) - 8.5%
Broadwing, Inc. (a)                                         943                          26,640
Telephone & Data Systems, Inc.                              800                          84,400
Viatel, Inc. (a)                                         12,500                         120,312
                                                                                -----------------
                                                                                        231,352
                                                                                -----------------
Television Broadcasting Stations - 1.3%
Granite Broadcasting Corp. (a)                           11,000                          34,375
                                                                                -----------------
TOTAL COMMON STOCKS (Cost $2,429,816)                                               $ 2,684,343
                                                                                -----------------

Fountainhead Kaleidoscope Fund
Schedule of Investments - October 31, 2000  - continued


                                                     Principal
                                                       Amount                       Value

Money Market Securities - 0.6%
Firstar Treasury Fund, 5.54% (b) (Cost $15,774)          15,774                        $ 15,774
                                                                                -----------------
TOTAL INVESTMENTS - 99.0% (Cost $2,445,590)                                           2,700,117
                                                                                -----------------
Other Assets less Liabilities - 1.0%                                                     27,509
                                                                                -----------------
Total Net Assets - 100.0%                                                           $ 2,727,626
                                                                                =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October
31, 2000.
(c) American Depository Receipt


Fountainhead Kaleidoscope Fund                                  October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value (Cost $2,445,590)                              $ 2,700,117
Cash                                                                                      610
Receivable for investment sold                                                        248,698
Interest receivable                                                                        68
                                                                             -----------------
     Total assets                                                                   2,949,493

Liabilities
Accrued investment advisory fee payable                            $ 2,677
Payable for securities purchased                                   219,190
                                                          -----------------
     Total liabilities                                                                221,867
                                                                             -----------------
Net Assets                                                                        $ 2,727,626
                                                                             =================
Net Assets consist of:
Paid in capital                                                                   $ 2,474,114
Accumulated net realized loss on investments                                           (1,015)
Net unrealized appreciation on investments                                            254,527
                                                                             -----------------
Net Assets, for 188,306 shares                                                    $ 2,727,626
                                                                             =================
Net Asset Value
Net Assets
Offering price and redemption price per share  ($ 2,727,626 / 188,306)                $ 14.49
                                                                             =================


See accompanying notes which are an integral part of the financial statements.

Fountainhead Kaleidoscope Fund
Statement of Operations for the year ended October 31, 2000

Investment Income
Dividend income                                                                          $ 6,653
Interest income                                                                            6,368
                                                                                 ----------------
Total Income                                                                              13,021


Expenses
Investment advisory fee                                               $ 30,115
Trustees' fees                                                           1,843
                                                                ---------------
Total expenses before waivers and reimbursements                        31,958
Waived fees and reimbursed expenses                                    (10,447)
                                                                ---------------
Total operating expenses                                                                  21,511
                                                                                 ----------------
Net Investment Loss                                                                       (8,490)
                                                                                 ----------------
Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                              (1,015)
Change in net unrealized appreciation (depreciation)
  on investment securities                                             254,527
                                                                ---------------
Net gain on investment securities                                                        253,512
                                                                                 ----------------
Net increase in net assets resulting from operations                                   $ 245,022
                                                                                 ================


See accompanying notes which are an integral part of the financial statements.

Fountainhead Kaleidoscope Fund
Statement of Changes in Net Assets

                                                                      Year ended
                                                                October 31, 2000
                                                            --------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment loss                                                  $ (8,490)
  Net realized loss on investment securities                             (1,015)
  Change in net unrealized
         appreciation (depreciation)                                    254,527
                                                            --------------------
  Net increase in net assets
         resulting from operations                                      245,022
                                                            --------------------
Distributions to shareholders
  From net investment income                                                  0
  From net realized gain                                                      0
                                                            --------------------
  Total distributions                                                         0
                                                            --------------------
Share Transactions
  Net proceeds from sale of shares                                    2,508,109
  Shares issued in reinvestment
    of distributions                                                          0
  Shares redeemed                                                       (25,505)
                                                            --------------------
Net increase in net assets resulting
  from share transactions                                             2,482,604
                                                            --------------------

  Total increase in net assets                                        2,727,626

Net Assets
  Beginning of period                                                         0
                                                           --------------------
  End of period [including accumulated
     undistributed net investment income of $0]                     $ 2,727,626
                                                           ====================


See accompaning notes which are an integral part of the financial statements.

Fountainhead Kaleidoscope Fund
Financial Highlights for the year ended October 31, 2000

Selected Per Share Data
Net asset value, beginning of period                                  $ 10.00
                                                            ------------------
Income from investment operations
  Net investment loss                                                   (0.07)
  Net realized and unrealized gain (loss)                                4.56
                                                            ------------------
Total from investment operations                                         4.49
                                                            ------------------
Less Distributions
  From net investment income                                             0.00
  From net realized gain                                                 0.00
                                                            ------------------
Total distributions                                                      0.00
                                                            ------------------

Net asset value, end of period                                        $ 14.49
                                                            ==================

Total Return                                                           44.90%

Ratios and Supplemental Data
Net assets, end of period (000)                                        $2,728
Ratio of expenses to average net assets                                 1.25%
Ratio of expenses to average net assets
   before fee waivers and reimbursement                                 1.86%
Ratio of net investment loss to average
  net assets                                                            (0.49)%
Ratio of net investment loss to average
  net assets before fee waivers and
  reimbursement                                                         (1.10)%
Portfolio turnover rate                                                 195.96%


See accompanying notes which are an integral part of the financial statements.

                         Fountainhead Kaleidoscope Fund
                          Notes To Financial Statements
                                October 31, 2000

NOTE 1. ORGANIZATION

     The Fountainhead Kaleidoscope Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on September 29, 1999 and commenced operations on November 1, 1999. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide long-term capital growth. The Declaration of Trust Agreement for the Fund permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last-quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized-cost method of valuation, which the Board has determined will represent fair value.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all its net investment income and any realized capital gains.

     Dividends and Distributions - The Fund intends to comply with federal tax rules regarding distribution of substantially all its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     Redemption Fees - The Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining

                         Fountainhead Kaleidoscope Fund
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

     Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principals require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 (the "Advisor") to manage the Fund's investments. Roger E. King, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. For the year ended October 31, 2000, the Advisor earned a fee of $30,115 from the Fund. The Advisor contractually agreed to waive fees by 0.50% of the average daily net assets of the Fund through February 28, 2001. For the year ended October 31, 2000, the Advisor waived fees of $8,604. In addition, the Advisor has agreed to reimburse expenses for the Fund to the extent necessary to maintain total operating expenses at the rate of 1.25%. For the year ended October 31, 2000, the Advisor reimbursed expenses of $1,843. There is no assurance that such an arrangement will continue in the future.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, Ameriprime Financial Services, Inc. served as the administrator for the Fund. Prior to the merger, AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

     The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of the Trust.

                         Fountainhead Kaleidoscope Fund
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 4. SHARE TRANSACTIONS

     As of October 31, 2000, the Fund had an unlimited number of authorized shares. Paid-in capital at October 31, 2000 was $2,474,114.

     Transactions in shares were as follows:


                                      Year ended
                                October 31, 2000

                                 Shares Dollars

  Shares sold                 190,041      $2,508,109
  Shares issued in
   reinvestment of
    distributions                   0               0
  Shares redeemed              (1,735)        (25,505)
                              --------     ------------
                              188,306      $2,482,604
                              ========     ============

NOTE 5. INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, totaled $5,536,737 and $3,105,906, respectively. The gross unrealized appreciation for all securities totaled $464,296 and the gross unrealized depreciation for all securities totaled $209,769 for a net unrealized appreciation of $254,527. The total cost of securities for federal income tax purposes at October 31, 2000 was $2,445,590.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Roger E. King owned of record, in aggregate, 26% of the Fund.

                    INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
Fountainhead Kaleidoscope Fund

We have audited the accompanying statement of assets and liabilities of the Fountainhead Kaleidoscope Fund, including the schedule of portfolio investments as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from November 1, 1999 (commencement of operations) to October 31, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fountainhead Kaleidoscope Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 1, 1999 (commencement of operations) to October 31, 2000 in the period then ended, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

Fountainhead Special Value Fund Annual Report


October 31, 2000 marked the end of Fountainhead Special Value Fund's (KINGX) fourth fiscal year. After an outstanding 1999, the year of 2000 has proven to be a difficult one. Thanks to a strong start during our most recent year, the Fund was able to outperform its comparable benchmarks, returning 23.4% for the one-year period ended 10/31/00, while the Russell Midcap Index returned 23.7%, the Russell 2000 returned 17.4%, and the S&P 500 Index returned 6.8% over the same time period. Since inception, the Fund continued to handily outperform its benchmarks, turning in a compound annual return of 31.4% versus 17.5% for the Russell Midcap, 10.0% for the Russell 2000, and 19.7% for the S&P 500.

Returns for the Year Ended October 31, 2000
------------------------------------------------------------------------------
          Fund/Index              1 Year              Average Annual Return
                                                         Since Inception
                                                        December 31, 1996
------------------------------------------------------------------------------
Fountainhead Special Value        23.4%                       31.4%
Fund
------------------------------------------------------------------------------
S&P 500 Index                      6.8%                       19.7%
Russell 2000 Index                17.4%                       10.0%
Russell Midcap Index              23.7%                       17.5%
------------------------------------------------------------------------------

               Fountainhead Special         Russell 2000        Russell Midcap
               Value Fund - $28,462       Index - $14,400      Index - $18,563
     12/96           $10,000                  $10,000              $10,000
      1/97           $10,420                  $10,200              $10,374
      4/97            $9,860                   $9,509              $10,165
      7/97           $11,990                  $11,533              $12,203
     10/97           $13,370                  $12,105              $12,263
      1/98           $13,433                  $12,043              $12,659
      4/98           $16,476                  $13,540              $14,332
      7/98           $15,424                  $11,798              $13,409
     10/98           $12,481                  $10,669              $12,810
      1/99           $13,967                  $12,088              $14,181
      4/99           $16,534                  $12,296              $15,182
      7/99           $19,008                  $12,683              $15,242
     10/99           $23,100                  $12,266              $15,003
      1/00           $29,384                  $14,237              $16,237
      4/00           $27,511                  $14,561              $17,611
      7/00           $26,026                  $14,428              $17,454
     10/00           $28,462                  $14,400              $18,563

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell MidCap Index, and the Russell 2000 Index on December 31, 1996 and held through October 31, 2000. The Russell MidCap Index and the Russell 2000 Index are widely recognized, unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices and the reinvestment of dividends; they are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. The Fund's return represents past performance and is not predictive of future results.

During the Fund's most recent fiscal year, the market environment was very favorable from November 1999 through early spring 2000. The financial markets took a turn for the worse in March 2000, and since then they have traded in a volatile and generally downward trend. Despite a less-than-favorable environment, we were able to successfully uncover some diamonds in the rough, whose values were eventually recognized by the market. VoiceStream Wireless and Dura Pharmaceuticals entered into agreements to be acquired during the year, appreciating 60% and 184%, respectively. In addition to these stocks, the Fund was helped by our healthcare holdings (St. Jude Medical +97% for the one-year ended 10/31/00, Watson Pharmaceuticals +85%, Beckman Coulter +47%, Elan Corp +66%, and King Pharmaceuticals +40%), our financial issues (Countrywide Credit Industries +52%, LaBranche +32%, and Golden State Bancorp +25%), a few media/broadcasting stocks (Gemstar International Group +70%), select local exchange telecom carriers (CenturyTel +47% and Broadwing +36%), and some special situations (Equifax +36% and Charter Communications +41%).

The Fund's results were hampered by some of our telecommunications holdings (Viatel, Global Crossing, Intermedia Communications, WinStar Communications, Net2Phone, and Flag Telecom) and by certain of our cable and technology positions (PrimaCom AG, UnitedGlobalCom, EarthLink, ACTV, Granite Broadcasting, Adelphia Communications, and Siliconix). Some of these positions have been eliminated where the fundamentals appear less promising. Those that have been retained offer, in our opinion, good potential for recovery.

Going forward, we believe that the macro environment may continue to be difficult over the intermediate-term, as the economy slows and the credit markets continue to be constrained. However, the longer-term picture appears to be an optimistic one. Although painful to many, the recent pullback in share prices has been positive for several reasons, but two in particular. First, much of the speculative froth has been flushed out of the stock market as Internet-related start-ups with no credible business plans have been decimated. In addition, many so-called "safe", quality high P/E growth stocks such as Nortel (-55% from its 52-week high), Home Depot (-44%), Circuit City (-80%), Intel (-47%), Cisco (-36%), Oracle (-41%), Microsoft (-43%), Dell (-58%), and
Lucent (-70%), descended to earth as their valuation levels began to compress and as investors began reevaluating the multiples they wanted to pay for these former large-cap growth darlings.

The positive implication of these developments is that as capital does flow back into the equity markets, it should go to viable, "real" companies which have more realistic valuations. This, in turn, should lead to a more rational and healthy market. In addition, this should have positive economic implications as capital should be allocated to more productive and efficient areas of the economy which have true viability, not those companies which receive major inflows of money only to cease to exist after 18 to 24 months.

Most investors have heard the phrase "return to the mean." This terminology, used constantly in recent years, contrasts the high double-digits returns that have been generated over the last few years as evidenced by the major cap-weighted equity indices, such as the S&P 500 or the Dow Jones Industrial Average, with historical norms. However, rather than being just a theoretical issue, it now appears likely that the major indices may be returning to their long-term average returns of 10% to 12%, and that the days of "easy money" may well be gone. With that said, the implications of this possibility are not all that negative, as the last several quarters bear striking similarities to the 1972 through 1974 period when the broader market declined substantially in 1972 and 1973, but the major indices did not reflect the anguish until 1973 and 1974, after the Nifty Fifty finally broke down. As was the case during that prior time period, the broader market in recent times started its decline in the spring of 1998 and continued through 1999; despite the pain felt by the majority of market participants, the S&P 500 and NASDAQ Composite all posted high double-digit returns during that time frame. Although higher returns were posted by the major averages, they were not reflective of a healthy market. After removing a handful of the largest tech stocks (which because of their large market caps, have returns which impact the indices by a larger degree than the smaller counterparts--often distorting returns), the indices moved into negative territory. This skewed result essentially masked the difficulties borne by approximately 80% to 90% of stock prices during 1998 and the first part of 1999. Just as in the 1973 - 1974 period, the major indices turned into negative territory this year, although many industry groups of the broader market (such as healthcare, financials, and energy) were generally rising. Although it is unlikely that the downturn will be as severe or as long-lasting as the early `70s, the similarities of the timing are interesting. And indeed, we may be closer to the proverbial light at the end of the tunnel.

Going forward, there are several reasons why the worst may actually be behind us and the equity markets should begin to stabilize and produce modest positive results over the next year or so. During the months of September and October, many mutual funds were heavy sellers as they took losses to offset capital gains realized earlier in the year. During this same time period, and continuing on into the end of the calendar year, there have been both heavy selling by individuals taking losses and involuntary investor selling in the form of margin calls. Historically when investors have been forced to sell their holdings regardless of the attractiveness of the stocks in their portfolio, it always seems to be the final impetus behind the formation of an important market bottom. In addition, while the economy is certainly slowing, per the Federal Reserve's desires and orchestration, it is worth noting that it is from a very fast pace. The potential still exists for the economy to continue to grow, but at a slower and much healthier pace. Projections for earnings growth for 2001 for the overall market vary widely. Most economists forecast earnings to grow in the 9.0% to 13.5% range, a slower pace from 1999 and early 2000, but a far cry from one that is anemic or recessionary. As a comparison, earnings have grown at an average rate of 7.5% since World War II and at an average rate of 8.1% during the 1990s. Pardon the old adage, but it is important to realize that things are different today, in that the recent breakthroughs in technology have been revolutionary and have changed the way companies do business. Today we are significantly more efficient than we were even a decade ago. These breakthroughs should help keep inflation low and allow for the potential for a profitable landscape for those companies that take advantage of the opportunities provided. For those which resist change or are slow to adapt, they will fall to the wayside much quicker than they would have in past years. As with all periods of revolutionary change marked by substantial technological breakthroughs, a price is paid on the journey to better times, as with this excitement come pockets of "growing pains" where shakeouts occur in both the fixed-income and equity markets. It appears that we have been in one of those periods since March 2000.

A perfect illustration of this point has been the developments, concerns, and negative equity returns generated by the telecommunications industry during 2000, an industry in which the Fund does have exposure. Telecommunications has been an exciting area over the last few years. It has been one marked by consolidation, explosion in growth, and very favorable equity returns through the better part of the first quarter of 2000. Similar to many areas in which Wall Street is involved, the excitement for the industry turned euphoric and many companies with less-than-stellar track records and flawed business plans (such as ICG Telecommunications, RSL Communications, and GST Telecommunications, all now bankrupt or on the verge of bankruptcy) received funding from the capital markets; a huge quantity of secondary offerings took place, further pulling money into the group; IPOs for third-, fourth-, and fifth-tier players occurred; and many telecommunications sector funds were spawned. The downside? These events marked the end of the extreme optimism for the group and turned telecom stocks into a tailspin as market participants watched as their share prices fell precipitously. The majority of the huge amounts of money plowed into the industry by fund/portfolio managers, investors, and shareholders all sits at a loss. As a result, tax loss selling was heavy in September and October and will probably remain that way through the end of the year, further pressuring share prices.

Although concerns have been raised about some fundamental issues such as too much capacity being laid in the ground in fiber optics, a lack of spectrum in the wireless industry, and a lack of funding, the basic arguments for huge growth and much potential still exists for those telecom players that are well-positioned, prepared, and are adequately funded. Several unique niche companies such as Global Crossing, WinStar, Western Wireless, Rural Cellular, and Nextel Communications, should emerge as much stronger entities after this painful period plays out, as many are able to pick off weaker operators with strong or complementary assets at very favorable and sometimes even cheap prices. Despite the downturn in share prices for many of our telecom holdings, in some cases their fundamentals have actually improved since the start of the year and their intrinsic value has risen. Global Crossing, for example, recently raised expectations for the year, as the company expects cash flow and EBITDA growth to be above analysts' expectations. In addition, the Company is fully funded until it projects to turn cash flow positive, sometime in 2002. WinStar Communications, a unique competitive local exchange carrier (CLEC), also recently reported better-than-expected results. It too announced its funding status was in excellent shape as a consortium led by Microsoft, Compaq Computer, Nortel and others injected $200 million into the company. Management believes that this is more than enough to carry the company through until it turns profitable (on a cash flow basis). Finally, Rural Cellular, Nextel Communication, and Western Wireless all possess assets which are scarce and becoming increasingly valuable. That asset is spectrum and it is an asset that most of the larger wireless communications companies must acquire in order to compete and to survive. Society's needs for telecommunication services has not diminished or declined. Personal cellular use is on the rise. Devices such as Palm Pilots, wireless handsets, and other personal communication devices have quickly moved from voice to data transmission. In addition, demand for DSLs and Internet access is still high. The long-term outlook is very bright as these tools become part of the mainstream of our society and other technological aids become embraced. While we are certainly going through a painful, but unfortunately necessary weeding out period, we believe we are nearer to a positive resolution and that the inherent value in our holdings will eventually be unlocked and realized by the market.

Finally, another reason for optimism over the intermediate-term lies in our outlook for monetary policy. Although the labor market remains tight, most inflationary measures remain well-behaved. In addition, developments around the world could hold promise on the inflationary front for the United States. Competition from Europe, which is hungry to grow but facing slow growth at home, may become more intense in many areas. Even where the U.S. may have a quality advantage, lower prices for similar quality goods may put downward pressure on prices. And for U.S. inflation, this is good news. If these trends were to continue, the Fed should have room to lower rates in early- to mid-2001, an event which would be well-received by both the equity and fixed-income markets.

With this said, there are some dark clouds on the horizon in the form of a negatively charged U.S. political environment, high oil and gas prices, continued violence and an unclear future in the Middle East, tight labor markets, and the risk of the U.S. economy slowing too quickly and by too much. We believe that in this type of environment, individual stock selection will continue to be extremely important. Returns will probably be more difficult to generate as has been the case in many past years, but we do see many attractive individual opportunities out there and will continue to try and exploit them for the benefit of our shareholders.

In addition, we are pleased to report a significant milestone has been achieved for the Fund. The Fund's NAV will now be listed in many newspapers. The listing will appear under the abbreviation "FountnhdSpV". As always, information on the Fund is also available on our website at www.kingadvisors.com. The Fund's NAV is updated and posted daily. In addition, the Fund's top 5 holdings, top 5 industry weightings, asset level, and total returns are updated on a quarterly basis. The prospectus and shareholder reports are also available for viewing.

Thank you for your continued support of the Fountainhead Special Value Fund.


Sincerely,





Roger E. King
Chairman and President

Fountainhead Special Value Fund
Schedule of Investments - October 31, 2000

Common Stocks - 100.1%                                     Shares                      Value

Cable and Other Pay Television Services - 17.1%
Adelphia Communication Corp. - Class A (a)                    41,228                  $ 1,368,254
Cablevision Systems Corp. - Class A (a)                       15,000                    1,117,500
Charter Communications, Inc. - Class A (a)                    51,000                      994,500
PrimaCom AG (a) (c)                                            4,500                       42,750
UnitedGlobalCom, Inc. (a)                                     23,000                      731,687
                                                                                   ---------------
                                                                                        4,254,691
                                                                                   ---------------
Laboratory Analytical Instruments - 0.7%
Beckman Coulter, Inc.                                          2,400                      168,150
                                                                                   ---------------
Miscellaneous Chemical Products - 3.1%
Great Lakes Chemical Corp.                                    23,000                      767,625
                                                                                   ---------------
Pharmaceuticals - 15.9%
Biochem Pharma, Inc. (a)                                      31,000                      767,250
Dura Pharmaceuticals, Inc. (a)                                51,000                    1,756,313
King Pharmaceuticals, Inc. (a)                                20,000                      896,250
Watson Pharmaceuticals, Inc. (a)                               8,900                      556,806
                                                                                   ---------------
                                                                                        3,976,619
                                                                                   ---------------
Radio and TV Broadcasting & Communications Equipment - 1.4%
ACTV, Inc. (a)                                                36,100                      355,361
                                                                                   ---------------
Savings and Loans - 3.0%
Golden State Bancorp, Inc.                                    28,800                      752,400
                                                                                   ---------------
Security Brokers, Dealers - 4.1%
LaBranche & Co., Inc. (a)                                     25,600                    1,014,400
                                                                                   ---------------
Services - advertising - 2.6%
Ackerley Group, Inc.                                          62,000                      643,250
                                                                                   ---------------
Services - Consumer Credit Reporting Collection Agencies - 1.7%
Equifax, Inc.                                                 12,000                      414,000
                                                                                   ---------------
Surgical/Medical Instruments - 4.5%
Boston Scientific Corp. (a)                                   43,000                      685,312
St. Jude Medical, Inc.                                         8,200                      451,000
                                                                                   ---------------
                                                                                        1,136,312
                                                                                   ---------------
Technology - Electronic Components - 1.4%
Diebold, Inc.                                                 13,700                      356,200
                                                                                   ---------------
Fountainhead Special Value Fund
Schedule of Investments - October 31, 2000 - continued

Common Stocks - continued                                  Shares                      Value

Telephone Communications (No Radiotelephone) - 22.9%
Broadwing, Inc. (a)                                           36,300                  $ 1,025,475
CenturyTel, Inc.                                              23,000                      885,500
Global Crossing Ltd. (a)                                      27,290                      644,726
Telephone & Data Systems, Inc.                                 8,300                      875,650
Viatel Inc. (a)                                              177,600                    1,709,400
WinStar Communications, Inc. (a)                              29,500                      575,250
                                                                                   ---------------
                                                                                        5,716,001
                                                                                   ---------------
Television Broadcasting Stations - 0.1%
Granite Broadcasting Group, Inc. (a)                           6,000                       18,750
                                                                                   ---------------
Wireless Communications - 21.6%
Dobson Communications Corp. (a)                              100,000                    1,300,000
NEXTEL Communications, Inc.  - Class A (a)                    12,200                      468,938
NEXTEL Partners, Inc. - Class A (a)                           31,200                      764,400
Voicestream Wireless Corp. (a)                                12,775                    1,679,913
Western Wireless Corp. - Class A (a)                          24,600                    1,168,500
                                                                                   ---------------
                                                                                        5,381,751
                                                                                   ---------------
   TOTAL COMMON STOCKS                                                                 24,955,510
                                                                                   ---------------

TOTAL INVESTMENTS - 100.1% (Cost $19,289,217)                                          24,955,510
                                                                                   ---------------
Other assets less liabilities - (0.1)%                                                    (34,786)
                                                                                   ---------------
Total Net Assets - 100.0%                                                            $ 24,920,724
                                                                                   ===============
(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October
31, 2000.
(c) American Depository receipt


See accompanying notes which are an integral part of the financial statements.

Fountainhead Special Value Fund                                 October 31, 2000
Statement of Assets & Liabilities

Assets
Investment in securities, at value (Cost $19,289,217)                                     $ 24,955,510
Receivable for investment sold                                                                 600,162
Dividend receivable                                                                                408
Interest receivable                                                                              3,316
                                                                                    -------------------
     Total assets                                                                           25,559,396

Liabilities

Accrued investment advisory fee                                        $ 44,421
Payable to custodian bank                                               578,801
Other payables and accrued expenses                                      15,450
                                                               ----------------
     Total liabilities                                                                         638,672
                                                                                    -------------------

Net Assets                                                                                $ 24,920,724
                                                                                    ===================

Net Assets consist of:
Paid in capital                                                                           $ 16,601,316
Accumulated undistributed net realized gain on investments                                   2,653,115
Net unrealized appreciation on investments                                                   5,666,293
                                                                                    -------------------
Net Assets, for 916,034 shares                                                            $ 24,920,724
                                                                                    ===================

Net Asset Value
Net Assets
Offering price and redemption price per share  ($24,920,724/916,034)                           $ 27.21
                                                                                    ===================

See accompanying notes which are integral part of the financial statements.

Fountainhead Special Value Fund
Statement of Operations for the year ended October 31, 2000


Investment Income
Dividend income                                                                            $ 33,125
Interest income                                                                              22,973
                                                                                   -----------------
Total Income                                                                                 56,098


Expenses
Investment advisory fee                                       $ 296,201
Administration fees                                              30,000
Audit fees                                                        7,917
Custodian fees                                                   10,289
Insurance fees                                                    8,426
Legal fees                                                        1,725
Pricing & bookkeeping fees                                       24,500
Registration fees                                                12,743
Shareholder reports                                               9,198
Transfer agent fees                                              15,972
Trustees' fees                                                    2,814
Miscellanoues expenses                                              590
                                                           ----------------
Total expenses before waivers and reimbursements                420,375
Waived fees and reimbursed expenses                            (125,396)
                                                           ----------------
Total operating expenses                                                                    294,979
                                                                                   -----------------
Net Investment Loss                                                                        (238,881)
                                                                                   -----------------

Realized & Unrealized Gain (Loss)

Net realized gain on investment securities                             2,763,544
Change in net unrealized appreciation
  on investment securities                                               841,203
                                                                 ---------------
Net realized & unrealized gain on investment securities                                   3,604,747
                                                                                   -----------------
Net increase in net assets resulting from operations                                    $ 3,365,866
                                                                                   =================


Fountainhead Special Value Fund
Statement of Changes in Net Assets

                                                               For the                For the
                                                             Year ended              Year ended
                                                          October 31, 2000        October 31, 1999
                                                          ------------------     -------------------
Increase/(Decrease) in Net Assets

Operations
  Net investment loss                                            $ (238,881)              $ (85,772)
  Net realized gain on  investment securities                     2,763,544                 670,151
  Change in net unrealized appreciation                             841,203               5,115,600
                                                          ------------------     -------------------
  Net increase in net assets resulting from operations            3,365,866               5,699,979
                                                          ------------------     -------------------
Distributions to shareholders

  From net realized gain                                           (680,581)                      0
                                                          ------------------     -------------------
Share Transactions

  Net proceeds from sale of shares                               12,130,823               3,403,006
  Shares issued in reinvestment of distributions                    651,634                       0
  Shares redeemed                                                (4,614,823)             (1,672,500)
                                                          ------------------     -------------------
Net increase in net assets
  resulting from share transactions                               8,167,634               1,730,506
                                                          ------------------     -------------------
  Total increase in net assets                                   10,852,919               7,430,485

Net Assets
  Beginning of period                                            14,067,805               6,637,320
                                                          ------------------     -------------------
  End of period [including accumulated
     undistributed net investment income (loss) of
    $0 and $0, respectively]                                   $ 24,920,724            $ 14,067,805
                                                          ==================     ===================



See accompanying notes which are an integral part of the financial statements.

Fountainhead Special Value Fund
Financial Highlights

                                                                                                         Period
                                                                                                          ended
                                                           For the year ended October 31,               October 31,
                                         -------------------------------------------------------------
                                                  2000               1999                1998              1997 (a)
                                              --------------     --------------      --------------     ---------------

Selected Per Share Data
Net asset value, beginning of period            $ 22.86            $ 12.61             $ 13.35             $ 10.00
                                              --------------     --------------      --------------     ---------------
Income from investment operations
  Net investment income (loss)                    (0.31)             (0.16)              (0.09)              (0.02)
  Net realized and unrealized gain (loss)          5.70              10.41               (0.51)               3.37
                                              --------------     --------------      --------------     ---------------
Total from investment operations                   5.39              10.25               (0.60)               3.35
                                              --------------     --------------      --------------     ---------------
Less Distributions

  From net realized gain                          (1.04)              0.00               (0.14)               0.00
                                              --------------     --------------      --------------     ---------------
Net asset value, end of period                  $ 27.21            $ 22.86             $ 12.61             $ 13.35
                                              ==============     ==============      ==============     ===============

Total Return                                      23.35%             81.28%               (4.67)%            33.70% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                 $ 24,921           $ 14,068             $ 6,637             $ 2,629
Ratio of expenses to average net assets             1.42%              1.25%               1.20%               0.97% (c)
Ratio of expenses to average net assets
   before fee waivers and reimbursement             2.03%              2.50%               2.76%               8.25% (c)
Ratio of net investment income (loss) to
  average net assets                              (1.15)%            (0.95)%             (0.67)%             (0.16)(c)
Ratio of net investment income (loss) to
  average net assets
  before fee waivers and reimbursement            (1.76)%            (2.20)%             (2.22)%             (7.45)(c)
Portfolio turnover rate                           125.24%            177.56%             108.31%             130.63% (c)

(a)  December 31, 1996 (commencement of operations) to October 31, 1997
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized



See accompaning notes which are an integral part of the financial statements.

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                                October 31, 2000

NOTE 1.  ORGANIZATION

The Fountainhead Special Value Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide long-term capital growth. The Declaration of Trust Agreement for the fund permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last-quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized-cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all its net investment income and any realized capital gains.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Redemption Fees - The Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital for the Fund.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains King Investment Advisors, Inc. (the "Advisor") to manage the Fund's investments. Roger E. King, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.43% of the average daily net assets of the Fund. For the year ended October 31, 2000 the Advisor received a fee of $296,201 from the Fund. The Advisor contractually agreed to waive fees and reimburse expenses for the Fund to the extent necessary to maintain total operating expenses at the rate of 1.25% of net assets through February 29, 2000 and 1.50% of net assets from March 1, 2000 through March 1, 2001. For the year ended October 31, 2000, the Advisor waived fees and reimbursed expenses of $125,396.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. ("Unified"), both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, Ameriprime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

The Fund retains Unified (the "Administrator), to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended October 31, 2000, Unified received fees of $30,000 from the Fund for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900). For the year ended October 31, 2000, Unified received fees of $10,967 from the Fund for transfer agent services provided to the Fund and fees of $5,005 from the Fund for out of pocket expenses. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 million to $100 million). For the year ended October 31, 2000, Unified received fees of $24,500 from the Fund for fund accounting services provided to the Fund.

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. No payments were made to the Distributor for the year ended October 31, 2000.

Certain members of management of the Administrator, transfer agent and the Distributor are also members of management of the Trust.

NOTE 4.  SHARE TRANSACTIONS

As of October 31, 2000, the Fund had an unlimited number of authorized shares. Paid-in capital at October 31, 2000 was $16,601,316.

     Transactions in shares were as follows:


                               Year ended                            Year ended
                            October 31, 2000                       October 31, 1999
                          Shares          Dollars               Shares           Dollars

Shares sold              447,491         12,130,823              194,253         3,403,006
Shares issued
in reinvestment of
dividends                651,634                  0                    0                 0
Shares redeemed         (169,471)        (4,614,823)            (105,383)       (1,672,500)
                     ----------------------------------    -----------------------------------
                         300,686           8,167,634              88,870         1,730,506
                     ==================================    ===================================

NOTE 5. INVESTMENTS

For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, totaled $32,119,793 and $24,785,539, respectively. The gross unrealized appreciation for all securities totaled $6,725,720 and the gross unrealized depreciation for all securities totaled $1,059,427 for a net unrealized appreciation of $5,666,293. The total cost of securities for federal income tax purposes at October 31, 2000 was $19,289,217.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Charles Schwab & Co., for the benefit of its customers, beneficially owned over 28% of the Fund.

To The Shareholders and Board of Trustees
Fountainhead Special Value Fund

We have audited the accompanying statement of assets and liabilities of the Fountainhead Special Value Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fountainhead Special Value Fund as of October 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 19, 2000

Dear Fellow Shareholders:

Investment Results - Fiscal Year Ended October 2000

     The GLOBALT Growth Fund (the "Fund"), whose ticker symbol is GROWX, ended its October fiscal year with a 10.78% total return for the year, net of all fees and expenses. The net asset value was $20.72 at fiscal year end. The Fund has returned 152.25% since inception December 1, 1995. Please note that the Fund paid its fiscal year dividend on December 21, 2000.

                     Growth of $25,000
             December 1, 1995 to October 31, 2000

             Globalt                                     Russell
             Growth                                       1000
Date          Fund                S&P 500                Growth
            --------            -----------            ----------

Dec-95      $ 26,600            $  25,483               $ 25,143
Jan-96        27,600               26,349                 25,984
Apr-96        29,074               27,244                 27,190
Jul-96        28,074               26,813                 26,537
Oct-96        31,195               29,718                 29,372
Jan-97        33,914               33,289                 33,133
Apr-97        33,862               34,092                 33,195
Jul-97        40,773               40,795                 40,303
Oct-97        39,663               39,262                 38,343
Jan-98        41,342               42,247                 41,623
Apr-98        47,663               48,092                 47,181
Jul-98        48,219               48,662                 48,330
Oct-98        44,929               47,894                 47,787
Jan-99        54,438               55,970                 59,353
Apr-99        54,237               58,585                 59,703
Jul-99        54,266               57,219                 59,951
Oct-99        56,920               58,877                 64,153
Jan-00        61,416               60,417                 71,141
Apr-00        63,306               63,113                 76,157
Jul-00        63,544               62,358                 74,556
Oct-00        63,060               62,470                 70,130



|X|      Past performance is not predictive of future performance.

|X| The GLOBALT Growth Fund's historical results are net of all expenses, versus the gross market benchmark (the S&P 500 Index). Investors are reminded that when trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred.

|X| The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations.

|X|      Inception Date:  December 1, 1995.

Investment Approach
     To review, our approach to managing the GLOBALT Growth Fund is to achieve long-term growth of capital by investing in U.S. companies which we believe offer superior growth potential through exposure to rapidly growing international markets. The Fund only invests in stocks of U.S. companies that are expected to derive a portion of their revenues outside the U.S. GLOBALT's investment team seeks to optimize the Fund's exposure to the best global opportunities.

Commentary and Outlook
     The stock market and the U.S. economy are both in a volatile transition that is confusing and unsettling for investors. Ironically, investors are getting what they have wanted -- a slower, more sustainable economic growth rate and a broader stock market. Nevertheless, market sentiment has turned distinctly negative. Suddenly there is anxiety that the economy won't achieve the expected "soft landing" and that we are now entering a bear market.

     We are in a corrective phase, in which prices are quickly being adjusted to the reality of lower corporate earnings and excessive speculation in some sectors. No one knows how the U.S. and global economies will unfold over the coming months, or how long it will take the stock market to adjust to these circumstances and the current uncertainty associated with national elections. However, since we believe the U.S. economy will remain in its best structural shape in decades, and the Federal Reserve is on the way to accomplishing its goals, it is reasonable to expect the interruption in earnings growth will be relatively short. The stock market is a discounting mechanism, and it is rather quickly discounting a slowdown in both economic growth and corporate profits. However, the market anticipates reversals in trends, and stocks can prosper even in a period of decelerating earnings growth following the Federal Reserve's period of active restraint.

     Shareholders know that we are long-term bulls on globally competitive U.S. companies, and we believe they are positioned to benefit following this period of uncertainty. Despite the sharp decline in many technology stocks, we consider it imperative to maintain exposure to this key sector.* As the new economy moves from hype to reality, the successful companies will be those that create value for their customers and shareholders by actually using the new technologies to make business more responsive and cost effective. We will use this period to endeavor to separate the long-term winners from the losers and position portfolios to keep shareholder value growing.

     We welcome our new shareholders and look forward to furthering the investment objectives of all our shareholders. We believe it is important to note that all eligible GLOBALT 401(k) plan participants have elected to be investors in the Fund and collectively are among the Fund's largest shareholders. As always, your questions and comments are welcome. We appreciate your confidence in the GLOBALT Growth Fund.

Sincerely,



Samuel E. Allen
Chief Executive Officer

* While it is anticipated that the Fund will diversify its investments across a range of industries, certain sectors (such as the technology sector) are likely to be overweighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. One of the risks associated with an overweighting in any sector is that a weakness in this sector could result in significant losses to the Fund.

                                 Fund Investment

Shares of the Fund are sold on a continuous basis.

     Through the Fund's transfer agent, Unified Fund Services, you may invest any amount you choose as often as you wish, subject to a minimum initial investment of $25,000 and minimum subsequent investments of $5,000 ($2,000 for IRA accounts). Shares may also be purchased through a broker dealer or other financial institution authorized by the Fund's distributor (investors may be charged a fee for this service). Purchases can be made by mail or by bank wire (please see prospectus for more information).

     The Fund is also available through Fidelity's FUNDSNetwork with a minimum investment of $2,500 ($1,000 through a qualified retirement plan). It is listed as the AmeriPrime Funds - GLOBALT Growth Fund (symbol: GROWX). Fidelity can be reached at 1-800-544-5555 or on the Internet at www.fidelity.com.

     The Fund is also available through the Schwab Mutual Fund OneSource service at 1-800-435-4000 or on the Internet at www.schwab.com. The minimum investment in the Fund through this service is $2,500 ($1,000 through a qualified retirement plan). The GLOBALT Growth Fund's mutual fund symbol at Schwab is GROWX. This enables the GLOBALT Growth Fund to be included as an investment option in 401(k) plans.

GLOBALT Growth Fund
Schedule of Investments - October 31, 2000

Common Stocks - 92.7%                                 Shares                Value
Business Equipment & Services - 5.5%
America Online, Inc. (a)                                  2,700             $ 136,350
BEA Systems, Inc. (a)                                     3,000               215,250
Computer Sciences Corp. (a)                               1,500                94,500
MicroMuse, Inc. (a)                                         900               152,719
Omnicom Group, Inc.                                       3,800               350,550
Yahoo!, Inc. (a)                                          3,600               211,050
                                                                        --------------
                                                                            1,160,419
                                                                        --------------
Capital Goods - 6.1%
Black & Decker Corp.                                      8,400               316,050
Emerson Electric Co.                                      3,500               257,031
Molex, Inc. - Class A                                     9,150               359,709
TYCO International, Ltd.                                  6,100               345,794
                                                                        --------------
                                                                            1,278,584
                                                                        --------------
Computer Hardware - 7.1%
Cisco Systems, Inc. (a)                                  11,800               635,725
Compaq Computer Corp.                                     7,600               231,116
EMC Corp. (a)                                             1,700               151,406
International Business Machines Corp.                     3,200               315,200
Juniper Networks, Inc. (a)                                  200                39,000
Sun Microsystems, Inc. (a)                                1,100               121,963
                                                                        --------------
                                                                            1,494,410
                                                                        --------------
Computer Software - 10.9%
Microsoft Corp. (a)                                      12,400               854,050
Network Appliance, Inc. (a)                               2,020               240,380
Openwave Systems, Inc. (a)                                1,200               111,075
Oracle, Corp. (a)                                        11,000               363,000
Portal Software, Inc. (a)                                 2,900               102,044
Rational Software Corp. (a)                               2,200               131,312
Siebel Systems, Inc. (a)                                    700                73,456
Veritas Software Company (a)                              3,000               423,047
                                                                        --------------
                                                                            2,298,364
                                                                        --------------
Consumer Durables - 1.2%
Danaher, Corp.                                            4,100               258,813
                                                                        --------------
Consumer Non - Durables - 2.9%
Avon Products, Inc.                                       5,300               257,050
Kimberly Clark Corp.                                      3,900               257,400
Ralston - Ralston Purina Co.                              3,700                89,725
                                                                        --------------
                                                                              604,175
                                                                        --------------
Consumer Services - 1.7%
Viacom, Inc. - Class B (a)                                6,400               364,000
                                                                        --------------

GLOBALT Growth Fund
Schedule of Investments - October 31, 2000 - continued

Common Stocks - continued                             Shares                Value
Electronic Equipment - 3.9%
Conexant Systems, Inc. (a)                               10,600             $ 278,913
Jabil Circuit, Inc. (a)                                   3,600               205,425
Maxim Integrated Products, Inc. (a)                       1,400                92,837
SDL, Inc. (a)                                             1,000               259,250
                                                                        --------------
                                                                              836,425
                                                                        --------------
Energy - 4.5%
Apache Corp.                                              1,000                55,313
Baker Hughes, Inc.                                        1,800                61,875
Ensco International, Inc.                                 7,500               249,375
Global Marine, Inc. (a)                                   7,000               185,500
Pride International, Inc. (a)                             5,900               149,344
Tidewater, Inc.                                           5,600               258,650
                                                                        --------------
                                                                              960,057
                                                                        --------------
Financial Services - 8.0%
AFLAC, Inc.                                               4,500               328,781
American Express Co.                                      3,900               234,000
American International Group, Inc.                        2,400               235,200
Charles Schwab Corp.                                      3,000               105,375
Citigroup, Inc.                                           9,133               480,624
Donaldson, Lufkin, & Jenrette, Inc.                       1,000                89,813
Franklin Resources, Inc.                                  3,600               154,224
State Street Corp.                                          500                62,370
                                                                        --------------
                                                                            1,690,387
                                                                        --------------
Health Care - 13.9%
Amgen, Inc. (a)                                           6,600               382,387
Becton Dickinson, Inc.                                    4,300               144,050
Bristol - Myers Squibb Co.                                9,900               603,281
Eli Lilly & Co.                                           1,900               169,812
Genzyme Corp. (a)                                         1,000                71,000
Immunex Corp. (a)                                         4,900               208,556
Johnson & Johnson                                         2,812               259,056
Medimmune, Inc. (a)                                       1,800               117,675
Merck & Co.                                               2,300               206,856
Pfizer, Inc.                                             12,850               554,959
Pharmacia Corp.                                           3,800               209,000
                                                                        --------------
                                                                            2,926,632
                                                                        --------------
Laboratory Analytical Instruments - 1.2%
PE Corp. - PE Biosystems Group                            2,100               245,700
                                                                        --------------
GLOBALT Growth Fund
Schedule of Investments - October 31, 2000 - continued

Common Stocks - continued                             Shares                Value
Multi - Industry - 10.4%
Comverse Technology, Inc. (a)                             1,820             $ 203,385
Corning, Inc.                                               900                68,850
General Electric Co.                                     17,700               970,181
Minnesota Mining and Manufacturing Co.                    5,100               492,787
United Technologies Corp.                                 6,700               467,744
                                                                        --------------
                                                                            2,202,947
                                                                        --------------
Retail Sector - 2.6%
Costco Wholesale Corp. (a)                               12,500               457,813
Starbucks Corp. (a)                                       2,200                98,312
                                                                        --------------
                                                                              556,125
                                                                        --------------
Semi - Conductors - 6.0%
Altera Corp. (a)                                          7,000               286,563
Analog Devices, Inc. (a)                                  1,700               110,500
Applied Micro Circuits Corp. (a)                          2,000               152,000
Broadcom Corp. Class A (a)                                  400                88,950
Cree, Inc. (a)                                            2,400               238,200
Intel Corp.                                               8,600               387,000
                                                                        --------------
                                                                            1,263,213
                                                                        --------------
Telecommunications - 1.9%
ADC Telecom, Inc. (a)                                     3,000                64,125
Avaya, Inc. (a)                                             875                11,758
Ciena Corp. (a)                                             800                84,100
ONI Systems Corp. (a)                                       800                64,850
Scientific - Atlanta, Inc.                                2,600               177,937
                                                                        --------------
                                                                              402,770
                                                                        --------------
Utilities  - 4.9%
AES Corp. (a)                                             2,900               163,850
Qwest Communications International, Ltd. (a)              6,321               307,359
Williams Cos., Inc.                                       6,300               263,419
WorldCom, Inc. (a)                                       12,400               294,500
                                                                        --------------
                                                                            1,029,128
                                                                        --------------
TOTAL COMMON STOCKS (Cost $15,982,051)                                     19,572,149
                                                                        --------------
GLOBALT Growth Fund
Schedule of Investments - October 31, 2000 - continued

                                                    Principal
                                                      Amount                Value
Money Market Securities - 8.0%
Firstar Treasury Fund, 5.55% (b) (Cost $1,695,706)    1,695,706           $ 1,695,706
                                                                        --------------

TOTAL INVESTMENTS -  (Cost $17,677,757) - 100.7%                           21,267,855
                                                                        --------------

Liabilities in excess of other assets - (0.7)%                               (158,112)
                                                                        --------------

Total Net Assets - 100.0%                                                  21,109,743
                                                                        ==============


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October
31, 2000.

See accompanying  notes which are an integral part of the finanacial statements.

GLOBALT Growth Fund                                            October 31, 2000
Statement of Assets and Liabilities

Assets
Investment in securities, at value (cost $17,677,757)                            $ 21,267,855
Cash                                                                                      497
Dividends receivable                                                                    2,916
Interest receivable                                                                     5,747
Receivable for fund shares sold                                                         1,000
Receivable for investments sold                                                     1,546,305
                                                                             -----------------
     Total assets                                                                  22,824,320

Liabilities
Accrued investment advisory fee                                   $ 23,349
Payable for investments purchased                                1,691,228
                                                          -----------------
     Total liabilities                                                              1,714,577
                                                                             -----------------

Net Assets                                                                       $ 21,109,743
                                                                             =================

Net Assets consist of:
Paid in capital                                                                    15,329,649
Accumulated undistributed net investment loss                                          (2,886)
Accumulated undistributed net realized gain on investments                          2,192,882
Net unrealized appreciation on investments                                          3,590,098
                                                                             -----------------

Net Assets, for 1,019,026 shares                                                 $ 21,109,743
                                                                             =================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($21,109,743 / 1,019,026)              $ 20.72
                                                                                  ==============
See accompanying notes which are an integral part of the finanacial statements.

GLOBALT Growth Fund
Statement of Operations for the year ended October 31, 2000

Investment Income
Dividend income                                                                        $ 108,385
Interest income                                                                           42,431
                                                                                 ----------------
Total Income                                                                             150,816

Expenses
Investment advisory fee                                              $ 238,783
Trustees' fees                                                           3,064
                                                                ---------------
Total operating expenses                                                                 241,847
                                                                                 ----------------
Net Investment Loss                                                                      (91,031)
                                                                                 ----------------
Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                           2,192,866
Change in net unrealized depreciation
  on investment securities                                            (228,467)
                                                                ---------------
Net realized & unrealized gain on investment securities                                1,964,399
                                                                                 ----------------
Net increase in net assets resulting from operations                                 $ 1,873,368

                                                                                 ================
See accompanying notes which are an integral part of the finanacial statements.

GLOBALT Growth Fund
Statement of Changes in Net Assets

                                                            Year                  Year
                                                           ended                 ended
                                                        October 31,           October 31,
                                                            2000                  1999
                                                      -----------------     -----------------
Increase/(Decrease) in Net Assets
Operations
  Net investment loss                                        $ (91,031)            $ (42,743)
  Net realized gain on investment securities                 2,192,866               844,362
  Change in net unrealized  appreciation (depreciation)       (228,467)            2,489,533
                                                      -----------------     -----------------
  Net increase in net assets resulting from operations       1,873,368             3,291,152
                                                      -----------------     -----------------
Distributions to shareholders
  From net investment income                                         0               (15,584)
  From net realized gain                                      (843,736)             (592,834)
                                                      -----------------     -----------------

  Total distributions                                         (843,736)             (608,418)
                                                      -----------------     -----------------
Share Transactions
  Net proceeds from sale of shares                           3,981,216             4,333,512
  Shares issued in reinvestment of distributions               736,101               608,118
  Shares redeemed                                           (1,571,246)           (2,399,432)
                                                      -----------------     -----------------
Net increase in net assets resulting
  from share transactions                                    3,146,071             2,542,198
                                                      -----------------     -----------------
  Total increase in net assets                               4,175,703             5,224,932

Net Assets
  Beginning of period                                       16,934,040            11,709,108
                                                      -----------------     -----------------
  End of period [including accumulated
  net investment loss of $2,886 and $2,886, respectively] $ 21,109,743          $ 16,934,040
                                                      =================     =================
See accompanying notes which are an integral part of the finanacial statements.

GLOBALT Growth Fund
Financial Highlights


                                            Years ended October 31,                                             Period
                                         ------------------------------------------------------------------     ended
                                                                                                                October 31,
                                             2000             1999             1998              1997           1996 (a)
                                         --------------   --------------   --------------   ---------------  ---------------

Selected Per Share Data
Net asset value, beginning of period           $ 19.53          $ 16.14          $ 15.66           $ 12.48          $ 10.00
                                         --------------   --------------   --------------   ---------------  ---------------

Income from investment operations:
  Net investment income (loss)                   (0.09)           (0.05)            0.02              0.01             0.01
  Net realized and unrealized gain                2.23             4.27             1.86              3.34             2.47
                                         --------------   --------------   --------------   ---------------  ---------------

Total from investment operations                  2.14             4.22             1.88              3.35             2.48
                                         --------------   --------------   --------------   ---------------  ---------------

Less Distributions
  From net investment income                      0.00            (0.02)           (0.01)             0.00             0.00
  From net realized gain                         (0.95)           (0.81)           (1.39)            (0.17)            0.00
                                         --------------   --------------   --------------   ---------------  ---------------

Total Distributions                              (0.95)           (0.83)           (1.40)            (0.17)            0.00
                                         --------------   --------------   --------------   ---------------  ---------------

Net asset value, end of period                 $ 20.72          $ 19.53          $ 16.14           $ 15.66          $ 12.48
                                         ==============   ==============   ==============   ===============  ===============

Total Return                                    10.78%           26.67%           13.28%            27.15%           24.80% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                $21,110          $16,934          $11,709            $8,003           $3,443
Ratio of expenses to average net assets          1.18%            1.17%            1.17%             1.17%            1.16% (c)
Ratio of expenses to average net assets
  before reimbursement                           1.18%            1.18%            1.19%             1.19%            1.25% (c)
Ratio of net investment income (loss) to
  average net assets                             (0.45)%          (0.27)%          0.14%             0.06%            0.11% (c)
Ratio of net investment income (loss) to
  average net assets before reimbursement        (0.45)%          (0.28)%          0.12%             0.04%            0.02% (c)
Portfolio turnover rate                          159.09%          120.46%         83.78%           110.01%           66.42% (c)

(a) December 1, 1995  (commencement  of  operations) to October 31, 1996
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized

See accompanying notes which are an integral part of the finanacial statements.

 GLOBALT Growth Fund
                          Notes to Financial Statements
                                October 31, 2000

NOTE 1.  ORGANIZATION

     GLOBALT Growth Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust) on October 20, 1995 and commenced operations on December 1, 1995. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide long-term growth of capital. The Declaration of Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Advisor (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of trustees of the trust.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.



                               GLOBALT Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains GLOBALT, Inc. (the "Adviser") to manage the Fund's investments. The adviser was organized as a Georgia corporation in 1990. Samuel Allen, Chairman of the Adviser, is the controlling shareholder of GLOBALT, Inc. The investment decisions for the Fund are made by a committee of the Adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended October 31, 2000, the Adviser received a fee of $238,783 from the Fund.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. ("Unified"), both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, Ameriprime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

     The Fund retains Unified Fund Services, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Adviser paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement. The Fund retains AmeriPrime Financial Securities, Inc. ( the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal Distributor of the fund's shares. There were no payments made to the Distributor for the year ended October 31, 2000. Certain members of management of Unified Fund Services, Inc. and the Distributor are also directors and/or officers of the Trust.

NOTE 4.  SHARE TRANSACTIONS

     As of October 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid-in capital at October 31, 2000 was $15,329,649.

Transactions in shares were as follows:



                            Year ended                    Year ended
                         October 31, 2000              October 31, 1999
                        Shares        Dollars       Shares        Dollars
Shares sold             191,757     $3,981,216      237,096      $4,333,512
Shares issued in         34,221        736,101       34,260         608,118
reinvestment of
dividends
Shares redeemed         (73,904)    (1,571,246)    (130,011)     (2,399,432)
                        ----------------------------------------------------
                        152,074     $3,146,071      141,345      $2,542,198
                        ====================================================

                               GLOBALT Growth Fund
                          Notes to Financial Statements
                          October 31, 2000 - continued

NOTE 5.  INVESTMENTS

     For the year ended October 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $32,639,728 and $31,047,053, respectively. The gross unrealized appreciation for all securities totaled $3,841,709 and the gross unrealized depreciation for all securities totaled $251,611 for a net unrealized appreciation of $3,590,098. The aggregate cost of securities for federal income tax purposes at October 31, 2000 was $17,677,757.


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
GLOBALT Growth Fund

We have audited the accompanying statement of assets and liabilities of the GLOBALT Growth Fund, including the schedule of portfolio investments as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period of December 1, 1995 (commencement of operation) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GLOBALT Growth Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years  in the  period  then  ended,  and for the  period  of  December  1,  1995
(commencement of operation) through October 31, 1996, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.


Westlake, Ohio  44145
November 19, 2000